Exhibit 99.1

Investor Presentation January 2022 A leading online ride - hailing service provider in China, empowering drivers and riders to go where they want to go

2 Cautionary Note on Forward - Looking Statements • This presentation includes statements that are, or may be deemed, "forward - looking statements" under applicable U . S federal security laws . In some cases, these forward - looking statements can be identified by the use of forward - looking terminology, including the terms "believes," "estimates," "anticipates," “expects," "plans," “goals,” “intends," "may," "could," "might," "will," "should," "approximately," "potential," or in each case, their negative or other variations thereon or comparable terminology, although not all forward - looking statements contain these words . They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the markets for automobile purchase and financing services and ride hailing in China . • By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and regulatory developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operation, financial condition and liquidity, and the development of the industries in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section in our annual report on Form 10 - K for the fiscal year ended March 31 , 2021 , and our other reports filed with the Securities and Exchange Commission ("SEC") . In addition, even if our results of operation, financial conditions and liquidity, and the development of the industries in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statement that we make in this presentation speaks only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation . • This presentation is for informational purposes only and is merely a summary of basic information about us . Because it is a summary, it does not contain all of the information that you should consider if you are considering an investment in our company . This presentation does not constitute an offer for the sale of our securities or a solicitation for an offer to purchase any of our securities in any jurisdiction .

Our Mission To empower drivers to make a sustainable living in the online ride - hailing industry To provide affordable, accessible, quality options for riders to get from Point A to Point B Our Vision Bringing smart mobility and connecting people throughout China by becoming a leading online ride - hailing service provider in China’s second - and third - tier cities

4 Senmiao : Company Overview Senmiao Technology is an innovative and fast - growing financing and servicing company focused on the online - ride hailing industry in China. It also operates its own online ride - hailing platform, which was launched in October 2020. The common stock of the Company started trading on Nasdaq under the ticker symbol “AIHS” on March 16, 2018. The Company operates solely in China, principally in the cities of Chengdu and Changsha. Headquarters Chengdu, China Employees 327 Share Price $0.38 (as of 12/30/2021) Shares Outstanding 61.8 million (as of 12/30/2021 ) Float 23.5 million (as of 12/30/2021) Fiscal Year 3/31 Auditor Friedman LLP (since 2018) Website www.senmiaotech.com The Company provides automobile transaction and related services by connecting auto dealers, financial institutions and consumers.

5 Investment Highlights Continued growth of online ride - hailing industry in China supported by easing of travel restrictions and gradual return to daily activities Provid ing ride - hailing drivers with the full spectrum of services for automobile - related transactions as well as the platform through which they can connect with potential riders Shif t business focus to automobile rentals, providing greater flexibility to ride - hailing drivers and the Company in the face of COVID - 19 Business growth supported by new and existing p artnerships with leaders in the ride - hailing, navigation, consumer, automotive and travel industries A Full Support Model Empowering Drivers in China’s Ride - hailing Industry Successful Business Transition Supported by New Partnerships with Reputable Industry Players A Growing Market Opportunity Supported by a Post - Pandemic Environment Second - and third - tier cities of China remain largely untapped markets, an opportunity for Senmiao to establish itself as the leader in online ride - hailing Launch and ongoing ramp of its own online ride - hailing platform in core cities of Chengdu and Changsha with plans for geographic expansion

Company History: A Business Transition

Background

Formed as a Financing Co.

Company was founded and closed its IPO in 2018 following a successful peer lending business

Following changes in regulation within China, the Company discontinued this business and altered direction

2018-2019

Enters Ride-Sharing Financing

Acquisition of the automobile transaction and related services business.

Commenced automobile sales and leasing in support of ride-sharing industry

2020

Tremendous Growth ~ COVID Impact and Recovery

Revenues increased 514% YoY to $15.7 million for the year ended March 31, 2020

COVID-19 significantly impacted FY 2021 Q1 financial results, the Company shifted its business focus to automobile rental options

Launched its proprietary online ride-hailing platform in Chengdu in October 2020, in Changsha in December 2020

2021

Incredible Growth of its Online Ride-Hailing Services

Established partnerships with reputable names such as Gaode Map, Meituan, Beijing Xinchong and TravelGo to support its businesses

Has completed approx. 16.1 million online ride-hailing orders on its platform since launch to November 2021

SENMIAO TECHNOLOGY
NASDAQ: AIHS
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Our Businesses A Proprietary Online Ride - hailing Platform and Services

8 A Growing Proprietary Online Ride - hailing Platform 18,000 Chengdu, Changsha, Guangzhou, and other 14 cities (1) Completed Orders (2) Active Drivers (1) Total Fares Paid by Riders (2) (1) As of D ecember 31, 2021 (2) From launch in October 2020 through N ovember 30, 2021 17 cities 7,500 16.1 MM $49.8 MM

9 A Growing Online Ride - hailing Business 161 537 620 910 710 1,540 1,790 2,154 2,068 1,659 962 1,020 1,036 933 531 1,646 1,862 2,626 2,164 4,492 5,332 6,376 6,193 4,864 3,001 3,653 3,780 3,236 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Completed Orders Total Fares Paid by Riders (in 000s) Initial launch in Chengdu Launch in Changsha Launch in Neijiang Impact of Lunar New Year holiday Launch in Guangzhou Impact of COVID - 19 resurgences in major cities of Guangzhou and Chengdu in June/July Senmiao signed a new contract with key partner Meituan in August 2021 whereby orders will be completed on Meituan’s platform utilizing Senmiao’s network of cars and drivers. Launch in Suzhou and Xuzhou Impact of COVID - 19 resurgence in Chengdu in November

10 Senmiao: Covering Financing and Service Needs of Ride - hailing Drivers in China Facilitation for Automobile Transactions Service for Automobile Purchase Management and Guarantee Services Automobile Sales Online Ride - hailing Platform Services Financial Leasing Operating Leasing Facilitation of Automobile Transactions • Facilitate sales between third - party sales teams and automobile purchasers • Facilitate sales between automobile purchasers and dealers Automobile Purchase Services Services facilitated throughout the purchase process cycle: • Registration of license plates and permits with relevant government authorities • Insurance referral, GPS installation • Assist with financing applications to financial institutions for automobile purchase Management and Guarantee Services • Provide post - transaction management services for ride - hailing drivers • Provide guarantee for drivers’ obligations to the financial institutions Auto Sales • Procure and sell qualified vehicles to ride - hailing drivers Auto Operating Leasing • Provide automobile rental services to individual customers to engage in ride - hailing services or meet their personal needs with flexible lease terms of no more than 12 months • Current business focus of Senmiao’s Auto Operating Leasing expected to drive majority of future revenue growth Auto Financial Leasing • Provide automobile financing through financial leases with lease terms of over 12 months Online Ride - hailing Platform Services • Connect online ride - hailing drivers with riders, facilitating completion of successful transportation service for riders

11 Wants a car to utilize as a ride - hailing driver Chooses Senmiao for its specialty focus, ease and support Individual Senmiao Senmiao orders vehicle for Individual Dealer then delivers the vehicle to individual Dealer Individual signs loan or lease agreements, guaranteed by Senmiao Financial Institution Individual utilizes income from ride - hailing to make monthly installments to Senmiao Senmiao makes payments on behalf of individual Ride Sharing Begins Provides purchase/leasing services Guarantees the loan and manages the servicing of the vehicle Senmiao maintains consistent risk control through: a rigorous application process, GPS monitoring and p ost - transaction services. The Process: Auto Financing and Transaction

12 The Process: Online Ride - hailing Platform Services √ XXTX Drivers Aggregation Platforms ᬆ Riders ᬅ ༃ to ༆ : the key transaction points of the process/cash flow ᬅ Pay for trip ᬆ Weekly settlement of orders completed in last week, deducting the technical service charge of cooperating third parties ᬇ Settle drivers’ earnings Cash flow Process flow ᬅ Submit trip orders ᬆ Dispatch orders to drivers and provide information technology services to XXTX ᬇ Provide online ride - hailing facilitation services ༆ Services for carrying riders to their destination ᬇ ᬇ ᬅ ᬈ ᬆ

13 Attractive service offerings and pricing Operation of a growing proprietary online ride - hailing platform enables us to connect drivers with potential riders Rigorous collection process Experienced risk management team Competitive Advantages (1) Partnerships with multiple leading industry players to accelerate growth of our ride - hailing platform (2) Longstanding relationships with financial institutions and third parties to provide comprehensive automobile transaction and related services Ownership of financial leasing license and Automobile Certificates

14 Proprietary Operating System and App

15 • Capital of southwestern China’s Sichuan province – Senmiao’s headquarters • Population of approx. 16.3 million (considered a second - tier city in China) • 1,800 km from Beijing, 1,900 km to Shanghai, 1,700 km to Shenzhen • Best known globally as the home of the Giant Panda Chengdu – A Large Thriving Second - tier City

The Market Opportunity The Growth of Ride - Sharing in China – Nascent Territory in Secondary and Tertiary Markets

17 2300 2750 3080 2980 0 500 1000 1500 2000 2500 3000 3500 2017 2018 2019 2020 Source: https://baijiahao.baidu.com/s?id=1705157050926577951&wfr=spider&for=pc Market Value (in RMB100 million) CAG R +9% China’s Growing Online Ride - hailing Industry In 2020, China’s online ride - hailing user base reached 340 million, despite the impact of COVID - 19. * *Source: http://www.sic.gov.cn/archiver/SIC/UpFile/Files/Default/20210219091740015763.pdf

18 Market Penetration of Online Ride - hailing Services ~ Still early stages for second - and third - tier markets Source: https://baijiahao.baidu.com/s?id=1705157050926577951&wfr=spider&for=pc Source: https://www.analysys.cn/article/detail/20020053 Number of Active Users of Top 10 Online Ride - hailing Apps in Urban China in December 2020 Rank App Number of Active Users (in 10 thousands) 1 Didi ( 滴滴出行 ) 8157.3 2 Dida ( 嘀嗒出行 ) 1799.2 3 Huaxiaozhu ( 花小猪打车 ) 1400.2 4 01ZHUANCHE ( 首汽约车 ) 268.5 5 T3 ( T3 出行 ) 265.8 6 CAOCAO ( 曹操出行 ) 192.3 7 Xiangdao ( 享道出行 ) 104.9 8 On Time 如祺出行 43.7 9 Wanshun ( 万顺叫车 ) 37.8 10 ( 神州专车 ) 28.6 Market Development: Urban User Penetration 50.30% 20.30% 7.60% 3.20% 2.80% First-tier Cities Pre-First-tier Cities Second-tier Cities Third-tier Cities Fourth-tier and other Cities

19 Source: https://www.qianzhan.com/analyst/detail/220/210809 - b22e35a4.html Development of Automobile Leasing Industry in China from 2015 to 2026 Developing Automobile Leasing Market in China 699 779 886 973 1,031 903 930 1,078 9.4% 11.4% 13.7% 9.8% 6.0% - 12.4% 3.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% - 200 400 600 800 1,000 1,200 2015 2016 2017 2018 2019 2020E 2021E 2026E Market Value Growth Rate CAG R +3% (In RMB100 million)

20 Regulatory Landscape of China’s Online Ride - Hailing Market Participants Requirements Ride - hai li ng Service Platform Must have database access to taxi administration department supervisory system Must obtain online reservation taxi operating license and report to the local authority where the business operates (Senmiao’s online ride - hailing platform has obtained the national online reservation taxi operating license as well as the online reservation taxi operating license in 17 cities. 㸧 Report internet information service to the local authority where the business is registered Automobiles Used for Online Ride - hai li ng Services Must obtain online reservation taxi transport certificate (“Automobile Certificate”) – All vehicles used for online ride - hailing services to which Senmiao provides management services have the automobile certificate. Drivers Must obtain online reservation taxi driver's license (“Driver’s License”)

21 Growing Online Ride - Hailing Market in China 2,120 2,715 3,460 3,114 3,581 4,476 28.1% 27.4% - 10.0% 15.0% 25.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2017 2018 2019 2020E 2021E 2022E Market Value Growth Rate (In RMB100 million) Source: https://www.qianzhan.com/analyst/detail/220/210809 - b22e35a4.html

22 04 03 02 01 Grow online ride - hailing platform services business in current cities and to new geographies through new and expanded partnerships Grow automobile leasing business, cross - selling to drivers that become active on Senmiao’s ride - hailing platform Expand the diversity of services to customers Establish a mobility management company to support the expansion of Senmiao’s online ride - hailing business Growth Strategy

23 Affordable and flexible full - service automobile financing and operating rental solutions and related offerings to empower ride - hailing drivers in China Launch and ongoing ramp of proprietary online ride - hailing platform in core cities of Chengdu and Changsha with upside of geographic expansion into untapped second - and third - tier cities Strong relationships with leaders in various industries supported by online ride - hailing (consumer delivery, navigation, travel, among others) to drive continued growth A growing market opportunity that is seeing tailwinds from a post - pandemic recovery Investment Conclusions

Financials Steady, predictable unit economics

25 Ongoing Shift to Automobile Rental and Platform Services Business in Response to COVID Service fees from Online lending $11,537 $487 $1,304 $3,435 $142 $285 $164 $228 $2,509 $822 $903 $- $5,000 $10,000 $15,000 $20,000 FY 2020 FY 2021 Revenue Breakdown Revenue from online ride-hailing platform services Other service fees Financing revenues Service fees from automobile management and guarantee services Operating lease revenues from automobile rentals Revenue from sales of automobiles $15,656 $6,160 COVID - 19 pandemic impacts ride - hailing sector, resulting in many drivers exiting the business. In FY 2021, Senmiao shifts its business focus to automobile rental options for ride - hailing drivers and launches its own online ride - hailing platform in the second half of the year.

26 Balance Sheet Highlights $ in thousands 9/30/2021 3/31/2021 Cash and cash equivalents $1,766.1 $4,448.1 Working capital deficit $(10,895.7) $5,885.9 Total stockholders’ equity (deficiency) $(2,560.8) $2,572.6

27 Financial Summary – Fiscal Year Presented in US$ except share and per share data FY 2021 FY 2020 Revenues $ 6,160,534 $ 15,655,575 Cost of revenues 5,969,492 12,280,238 Gross profit 191,042 3,375,337 Total operating expenses 10,375,585 8,972,275 Loss from operations (10,184,543) (5,596,938) Total other income (expense), net (2,401,493) 1,281,346 Net loss from continuing operations (12,600,663) (4,348,776) Net loss from discontinued operations, net of applicable income taxes (61,976) (5,587,027) Net loss (12,662,639) (9,935,803) Net loss attributable to non - controlling interests from continuing operations 2,302,581 1,262,478 Net loss attributable to stockholders $ (10,360,058) $ (8,673,325) Loss per share – basic and diluted Continuing operations $ (0.26) $ (0.11) Discontinued operations $ (0.00) $ (0.13) Weighted average number of common stock – basic and diluted 39,430,889 28,023,498

28 Financial Summary – Second Quarter Presented in US$ except share and per share data Q2 FY 2022 Q2 FY 2021 Revenues $ 2,855,909 $ 1,390,396 Cost of revenues 2,868,309 994,515 Gross profit (loss) (12,400) 395,881 Total operating expenses 3,044,793 2,781,892 Loss from operations (3,057,193) (2,386,011) Total other income (expense), net 2,935,279 (220,449) Net loss from continuing operations, net of applicable income taxes (121,925) (2,607,165) Net income from discontinued operations, net of applicable income taxes - 7,875 Net loss (121,925) (2,599,290) Net loss attributable to non - controlling interests from continuing operations 541,851 418,546 Net income (loss) attributable to stockholders $ 419,926 $ (2,180,744) Loss per share – basic and diluted Continuing operations $ 0.01 $ (0.06) Discontinued operations $ - $ 0.00 Weighted average number of common stock – basic and diluted 55,386,760 37,802,840

Management



Xi Wen
Chairman and CEO

- 10+ years in finance and investment management
- President, Secretary and Director of Senmiao since 2017
- Chairman since 2017 and CEO of Senmiao since 2018
- Bachelor's degree in Business and Economics from Manchester Metropolitan University



Xiaoyuan Zhang
CFO

- 10+ years in finance and auditing
- Former Senior Auditor and Assurance Manager at Ernst & Young Hua Ming LLP, Chengdu office
- Certified Public Accountant in China
- Bachelor's degrees in Accounting and Law from Southwestern University of Finance and Economics ("SUFE")



Jie Gao
General Manager Automobile Transaction & Related Services

- 15+ years in finance and management
- Former Executive Director at Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd.
- Associate's degree in Hotel Secretary from Hunan University of Commerce



Haitao Liu
CEO of Senmiao Ronglian

- 25+ years in accounting and finance
- Former CEO of Shenzhen Qianhai Tuteng Internet Financial Services Co., Ltd.
- Adjunct Lecturer of SUFE
- Master's degree in EMBA (Finance) from SUFE
- Bachelor's degree in Business Administration from Southwest Jiaotong University



Chunhai Li
CTO

- 10+ years in online technology development
- Former Director of Research and Development of Beijing Huashengtiancheng Technology Co., Ltd.
- Bachelor's degree in Computer Science from University of Electronic Science and Technology of China

SENMIAO TECHNOLOGY
NASDAQ: AIHS

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30 Board of Directors Xi Wen Chairman of the Board • 10+ years in finance and investment management • President, Secretary and Director of Senmiao since 2017 • Chairman since 2017 and CEO of Senmiao since 2018 • Bachelor’s degree in Business and Economics from Manchester Metropolitan University Xiaojuan Lin Director • Director of Senmiao since 2017 • Chairman of Compensation Committee, and Nominating and Corporate Governance Committee • Member of the Audit Committee • 20 years in accounting and finance • Certified Public Accountant in China • Bachelor’s degree in Statistics from Hunan Finance University Trent Davis Director • Director of Senmiao since 2018 • Member of Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee • 15+ years in corporate governance and investment management • B.S. in Business and Economics from Linfield College and M.B.A. from University of Portland online lending services Cathy Wang Director • Director of Senmiao since 2018 and Chairman of the Audit Committee • Member of Compensation Committee, and Nominating and Corporate Governance Committee • 10 years in audit and investment management • Certified Public Accountant in China • Bachelor’s degree in accounting with honors from Michigan State University Jie Gao Director • Director of Senmiao since 2018 • 15+ years in finance and management • Former Executive Director at Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd. • Associate’s degree in Hotel Secretary from Hunan University of Commerce

31 Additional Information Investor Relations Address 16 F, Shihao Square, Middle Jiannan Blvd . High - Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 Carolyne Sohn The Equity Group Inc. Phone: 415 - 568 - 2255 Email: csohn@equityny.com Company Contact Yiye Zhou, IR Director Email: edom333@ihongsen.com Phone: +86 28 6155 4399 For more information, please visit: www.senmiaotech.com